                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                             TO TENDER FOR EXCHANGE
                         10 1/8% SENIOR NOTES DUE 2009
                                       OF
                          WHEELING ISLAND GAMING, INC.
             PURSUANT TO THE PROSPECTUS, DATED              , 2002

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
            , 2002, UNLESS EXTENDED.

                     To: U.S. Bank, N.A., as Exchange Agent

            MAIL:                      BY FACSIMILE:            HAND/OVERNIGHT DELIVERY:
       U.S. Bank, N.A.                (651) 244-0711                 U.S. Bank, N.A.
   180 East 5th Street St.                                         180 East 5th Street
    Paul, Minnesota 55101                                       St. Paul, Minnesota 55101
   Attention: Frank Leslie                                       Attention: Frank Leslie

                                   CONFIRM BY TELEPHONE:
                                      (651) 244-8677

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

    The undersigned acknowledges that he or she has received the prospectus,
dated             , 2002 (the "Prospectus"), of Wheeling Island Gaming, Inc., a
Delaware corporation (the "Company"), and this letter of transmittal ("Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange its 10 1/8% Senior Exchange Notes due 2009 (the "New Notes") for an equal principal amount of its 10 1/8% Senior Notes due 2009 (the "Old Notes" and, together with the New Notes, the "Notes"). The terms of the New Notes are identical in all material respects to the Old Notes, except that the registration rights and related liquidated damages provisions and the transfer restrictions applicable to the Old Notes are not applicable to the New Notes. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on
            , 2002, unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

    This Letter of Transmittal is to be used by Holders either if certificates representing the Old Notes are to be physically delivered to the Exchange Agent herewith by Holders or if tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at the Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes."

    Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal and any other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Procedures for Tendering Old Notes--Guaranteed Delivery" in the Prospectus. See Instruction 5 set forth herein.

    The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder or any participant in DTC whose name appears on a security position listing as a holder of Old Notes (which, for purposes of the Exchange Offer, include beneficial interests in the Old Notes held by direct or indirect participants in DTC and Old Notes held in definitive form). The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offer. Holders who wish to accept the Exchange Offer and tender their Old Notes must complete this Letter of Transmittal in its entirety.

    If the undersigned is a broker-dealer that receives New Notes for its own account in exchange for Old Notes, where such Old Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities (other than Old Notes acquired directly from the Company), the undersigned may be deemed to be an "underwriter" under the Securities Act and the undersigned acknowledges, therefore, that it will deliver a prospectus in connection with any resale of such New Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                  BEFORE COMPLETING THIS LETTER OF TRANSMITTAL

                       DESCRIPTION OF 10 1/8% SENIOR NOTES DUE 2009
     NAME(S) AND
   ADDRESS(ES) OF                                                      PRINCIPAL AMOUNT
REGISTERED HOLDER(S)                           AGGREGATE PRINCIPAL   TENDERED (MUST BE IN
 (PLEASE FILL IN, IF        CERTIFICATE       AMOUNT REPRESENTED BY  INTEGRAL MULTIPLES OF
       BLANK)               NUMBER(S)*           CERTIFICATE(S)            $1,000)**

                               TOTAL
 * Need not be completed by book-entry Holders.
** Unless indicated in the column labeled "Principal Amount Tendered," any tendering
   Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by
   Certificate(s)."
If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix such schedule to this Letter of
Transmittal.
The minimum permitted tender is $1,000 in principal amount. All other tenders must be in integral multiples of $1,000.

/ /  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER OLD NOTES BY BOOK-ENTRY TRANSFER) (SEE INSTRUCTION 4):

    Name of Tendering Institution ______________________________________________

    DTC Book Entry Account No. _________________________________________________

    Transaction Code Number ____________________________________________________

/ /  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 5):

    Name(s) of Registered Holder(s) ____________________________________________

    Window Ticket Number (if any) ______________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Institution that Guaranteed Delivery _______________________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________
           _____________________________________________________________________

      SPECIAL ISSUANCE INSTRUCTIONS                    SPECIAL DELIVERY INSTRUCTIONS
      (SEE INSTRUCTIONS 7, 8 AND 9)                    (SEE INSTRUCTIONS 7, 8 AND 9)

To be completed ONLY if certificates for         To be completed ONLY if certificates for
Old Notes in a principal amount not              Old Notes in a principal amount not
tendered, and/ or New Notes issued in            tendered and/ or New Notes issued in
exchange for Old Notes accepted for              exchange for Old Notes accepted for
exchange, are to be issued in the name of        exchange, are to be issued in the name of
someone other than the undersigned.              someone other than the undersigned at an
                                                 address other than that shown above.

Issue certificate(s) to:                         Deliver certificate(s) to:

Name:                                            Name:
              (Please Print)                                   (Please Print)
Address:                                         Address:

            (Include Zip Code)                               (Include Zip Code)

  (Tax Identification or Social Security           (Tax Identification or Social Security
                   No.)                                             No.)

Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below:

DTC Account Number:

Ladies and Gentlemen:

    Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes with full power of substitution (i) to deliver certificates for such Old Notes to the Company, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) to present such Old Notes for transfer on the books of the Company, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are acquired by the Company. The undersigned and any beneficial owner of Old Notes tendered hereby further represent and warrant that (i) the New Notes acquired by the undersigned and any such beneficial owner of Old Notes pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, (ii) neither the undersigned nor any such beneficial owner has an arrangement with any person to participate in the distribution of such New Notes, (iii) neither the undersigned nor any such beneficial owner nor any such other person is engaging in or intends to engage in a distribution of such New Notes and (iv) neither the undersigned nor any such other person is an "affiliate," as defined in Rule 405 promulgated under the Securities Act, of the Company. The undersigned and each beneficial owner acknowledge and agree that any person who is an affiliate of the Company or who tenders in the Exchange Offer for the purpose of participating in distribution of the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction of the New Notes acquired by such person and may not rely on the position of the staff of the Securities and Exchange Commission set forth in the no-action letters discussed in the Prospectus under the caption "The Exchange Offer--Resales of the New Notes." The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

    For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral notice (confirmed in writing) or written notice thereof to the Exchange Agent.

    If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer because of an invalid tender, the occurrence of certain other events set forth in the Prospectus or otherwise, any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address, shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

    The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal Rights."

    Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any certificates for Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

    Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal and any other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes--Guaranteed Delivery." See Instruction 5.

                        PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X    Date:
X    Date:
Signature(s) of Registered Holder(s) or Authorized Signatory

Area Code and Telephone Number:
    THE ABOVE LINES MUST BE SIGNED BY THE REGISTERED
HOLDER(S) AS HIS OR HER NAME(S) APPEAR(S) ON THE OLD NOTES
OR BY THE PERSON(S) AUTHORIZED TO BECOME THE REGISTERED
HOLDER(S) BY A PROPERLY COMPLETED BOND POWER FROM THE
REGISTERED HOLDER(S), A COPY OF WHICH MUST BE TRANSMITTED
WITH THIS LETTER OF TRANSMITTAL. IF THE OLD NOTES TO WHICH
THIS LETTER OF TRANSMITTAL RELATE ARE HELD OF RECORD BY TWO
OR MORE JOINT HOLDERS, THEN ALL SUCH HOLDERS MUST SIGN THIS
LETTER OF TRANSMITTAL. IF THIS LETTER OF TRANSMITTAL OR ANY
OLD NOTES OR BOND POWERS ARE SIGNED BY A TRUSTEE, EXECUTOR,
ADMINISTRATOR, GUARDIAN, ATTORNEY-IN FACT, OFFICER OF A
CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR
REPRESENTATIVE CAPACITY, SUCH PERSON MUST (I) SO INDICATE
AND SET FORTH HIS OR HER FULL TITLE BELOW AND (II) UNLESS
WAIVED BY THE COMPANY, SUBMIT EVIDENCE SATISFACTORY TO THE
COMPANY OF SUCH PERSON'S AUTHORITY TO SO ACT. SEE
INSTRUCTION 7.

                          Name(s):
                       (Please Print)

Capacity:
                          Address:
                     (Include Zip Code)

Area Code and Telephone Number:
Tax Identification or Social Security Number(s):
Signature(s) Guaranteed by an Eligible Institution:
(If required by Instruction 7)

                   (Authorized Signature)

                          (Title)

                       (Name of Firm)

Address:
Area Code and Telephone Number:
Date:

                                  INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

    1. PROCEDURES FOR TENDERING. This Letter of Transmittal (or facsimile hereof), properly completed and duly executed, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. In addition to this executed Letter of Transmittal, either
(i) certificates for tendered Old Notes must be received by the Exchange Agent,
(ii) a timely confirmation of a book-entry transfer (a "Book Entry Confirmation") of such Old Notes, if such procedure is available, into the Exchange Agent's account at DTC pursuant to the procedure for book-entry transfer described below, must be received by the Exchange Agent prior to the Expiration Date or (iii) the Holder must comply with the guaranteed delivery procedures described below.

    THE METHOD OF DELIVERY OF OLD NOTES AND THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IF SENT BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL, RETURN RECEIPT REQUESTED, BE USED AND PROPER INSURANCE BE OBTAINED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY.

    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall be under any duty to give any such notification, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that the Company determines are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

    2. TENDER BY HOLDER. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on such beneficial owner's behalf. If such beneficial owner wishes to tender on such beneficial owner's own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering such beneficial owner's Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

    3. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of 10 1/8% Senior Notes due 2009" above. The entire principal amount of any Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

    4. BOOK-ENTRY TRANSFER. Any financial institution that is a participant in DTC's system may make book-entry delivery of Old Notes by causing DTC to transfer such Old Notes into the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer. However, although delivery of Old Notes may be effected through book-entry transfer at DTC, this Letter of Transmittal (or facsimile hereof) with any required signature guarantees and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

    5. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal and any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (a) such tender must be made through an Eligible Institution (as defined below); (b) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the certificate number(s) of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes, or a Book-Entry Confirmation, and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (c) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as the certificate(s) representing all tendered Old Notes in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes--Guaranteed Delivery." Any Holder who wishes to tender his or her Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

    6. WITHDRAWAL OF TENDERS. To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"),
(ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes), (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Notes register the transfer of such Old Notes into the name of the persons withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Holder is an Eligible Institution. If Old Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, which determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described above in Instruction 1, under Procedures for Tendering, at any time prior to the Expiration Date.

    7. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

    If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes tendered and the certificate or certificates for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder or holders and neither the "Special Delivery Instructions" nor the "Special Issuance Instructions" has been completed, then such holder or holders need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder or holders must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

    If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing, and, unless waived by the Company, submit evidence satisfactory to the Company of such person's authority to so act with this Letter of Transmittal.

    Endorsements on Old Notes or signatures on bond powers required by this Instruction 7 must be guaranteed by an Eligible Institution which is a member of
(a) the Securities Transfer Agents Medallion Program, (b) the New York Stock Exchange Medallion Signature Program or (c) the Stock Exchange Medallion Program.

    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities
Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Issuance Instructions" or the box set forth herein entitled "Special Delivery Instructions" or
(b) such Old Notes are tendered for the account of an Eligible Institution.

    8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

    9. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

    Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

    10. WAIVER OF CONDITIONS. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

    11. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

    12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                           IMPORTANT TAX INFORMATION

    The Holder is required to give the Exchange Agent the social security number or employer identification number of the Holder of the Notes. If the Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                   PAYER'S NAME: WHEELING ISLAND GAMING, INC.

Name of Holder (if joint, list first and circle the name
of
the person or entity whose number you enter in Part I
below).
Address (if Holder does not complete, signature below will
constitute a certification that the above address is
correct).
                              Part I--Please provide your      Social Security Number
                              TIN or
SUBSTITUTE                    EIN in the box at right and                or
FORM W-9                      certify by signing and          Employer Identification
DEPARTMENT OF THE TREASURY    dating below. If you do not              Number
                              have a number, see How to
                              Obtain a "TIN" in the
                              enclosed Guidelines.
INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR
TAXPAYER                      Part II--For Payees exempt from backup withholding, see
IDENTIFICATION                the enclosed Guidelines for Certification of Taxpayer
NUMBER (TIN)                  Identification Number on Substitute Form W-9.

CERTIFICATION.  Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)  I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and

(3)  I am a U.S. person (including a U.S. resident alien).

Certification Instructions.  You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreported interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification
Number on Substitute Form W-9.)

Signature     Date

Address

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU UNDER THE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                         (DO NOT WRITE IN SPACE BELOW)

   CERTIFICATE SURRENDERED          OLD NOTES TENDERED             OLD NOTES ACCEPTED

Delivery Prepared By           Checked By                                              Date

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